Preliminary Copy

                                IMPORTANT NEWS

                          SOGEN VARIABLE FUNDS, INC.

                         SOGEN OVERSEAS VARIABLE FUND



      While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting SoGen Overseas Variable Fund (the "Fund") that require a shareholder vote.

Q & A:  QUESTIONS AND ANSWERS

Q.    WHAT IS HAPPENING?

A. Societe Generale Asset Management, S.A., ("SGAM S.A."), the owner of an 80.1% equity interest in Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for SoGen Variable Funds, Inc., and Jean-Marie Eveillard, the president, director and shareholder of the remaining 19.9% equity interest in SGAM Corp., have entered into agreements with Arnhold and S. Bleichroeder, Inc. ("A&SB") providing for the sale of all the shares of SGAM Corp. to A&SB (the "Acquisition"). In order for the Acquisition to occur, it is necessary for the Fund's shareholders to approve a new advisory agreement and to elect an expanded Board of Directors. The Board members of the Fund, including those who are not affiliated with SGAM Corp., recommend that you vote FOR these proposals.

Q.    WILL JEAN-MARIE EVEILLARD CONTINUE TO MANAGE THE FUND?

A. Yes, Jean-Marie Eveillard has entered into an employment contract with A&SB for an initial term of five years and is selling his 19.9% interest in SGAM Corp. over seven years. He will continue to be primarily responsible for the day-to-day management of the Fund.

Q.    HOW  WILL  A&SB'S  ACQUISITION  OF  SGAM  CORP.  AFFECT  ME  AS  A  FUND
      SHAREHOLDER?

A. The Fund's investment objective and investment program will not change as a result of the Acquisition. Your investment in the related variable annuity contract or variable life insurance policy will be unchanged and you will still indirectly own the same number of shares in the Fund. The terms of the new investment advisory agreement are the same in all material respects as those in the current investment management agreement.

Q.    WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, the fees paid by the Fund for advisory services under the current contract will remain the same after the proposed Acquisition.

Q.    WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW ADVISORY AGREEMENT?

A. The Investment Company Act of 1940, which regulates mutual funds such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. The proposed Acquisition will result in a change of control of SGAM Corp., and thus requires shareholder approval of a new advisory agreement between the new adviser and the Fund.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.    No, A&SB will bear those costs.

Q.    HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors, on behalf of the Fund, including a majority of those directors who are not affiliated with SGAM Corp., unanimously recommends that you vote in favor of the proposals on the enclosed proxy card.

Q.    WHERE CAN I CALL FOR MORE INFORMATION ABOUT THE PROPOSED ACQUISITION?

A.    You may call  (800) [                ]  if you have any questions  about
      the proposed Acquisition.


                             ABOUT THE PROXY CARD

      If you have more than one account in the Fund in your name at the same address, you will receive separate proxy statements and proxy cards for each account. Please vote all issues shown on each proxy card that you receive. [In addition to voting by returning your proxy card in the enclosed envelope, you may also submit your vote by telephone, facsimile, or over the Internet (www.
 .com).]

                 THANK YOU FOR SUBMITTING YOUR VOTE PROMPTLY.

                          SOGEN VARIABLE FUNDS, INC.

                                                   1221 Avenue of the Americas
                                                      New York, New York 10020
                                                  1-800-[                    ]

                                                        November [     ], 1999

To the Shareholders:
      A Special Meeting of Shareholders (the "Special Meeting") of Sogen Overseas Variable Fund (the "Fund"), a series of SoGen Variable Funds, Inc. (the "Company"), is to be held at 3:00 p.m., Eastern time, on December 22, 1999 at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020. Shareholders who are unable to attend the Special Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Special Meeting, a proxy card for your vote at the Special Meeting and an envelope - postage prepaid - in which to return your proxy card are enclosed.

      As described in the Questions and Answers on the outside cover, both Societe Generale Asset Management S.A. ("SGAM S.A."), the majority owner of SGAM Corp., and I have entered into agreements with Arnhold and S. Bleichroeder, Inc. ("A&SB"), providing for the sale of all of the outstanding shares of SGAM Corp. to A&SB (the "Acquisition"). A&SB is a privately owned, diversified asset management organization headquartered in New York, New York. More information about A&SB can be found inside the Proxy Statement.

      Important facts about the proposed Acquisition are outlined below:

o The proposed Acquisition will have no effect on the number of Fund shares that you own or the value of those shares.

o The advisory fees and expenses paid by the Fund will not increase as a result of the proposed Acquisition.

o The investment objective of the Fund will remain the same and I will continue to be primarily responsible for the management of the Fund.

o Those Directors of the Fund who are not "interested persons" have carefully reviewed the proposed Acquisition, and have concluded that the Acquisition should cause no reduction in the quality of services provided to the Fund.

      At the Special Meeting, you will be asked to approve a new advisory agreement for the Fund, the details of which are described in the attached Proxy Statement. Shareholders are also being asked to approve certain other matters that are set forth in the Fund's Notice of Meeting included herewith.

      The Board of Directors of the Company recommends that you vote in favor of all of the proposals.

Respectfully,


Jean-Marie Eveillard
President

It is important to vote whether you own few or many shares. Please sign the enclosed proxy card and mail it in the postage prepaid envelope so as to ensure a quorum at the Special Meeting. You may also submit your vote on the proposal by telephone, facsimile, or over the internet (www.proxyvote.com). To vote by telephone, please call [(800) 690-6903]. Your proxy may be sent by facsimile by dialing [(800) ] between the hours of 9:00 a.m. and 5:00 p.m. eastern time.

                          SOGEN VARIABLE FUNDS, INC.

                  Notice of Special Meeting of Shareholders

To the Shareholders of
   SoGen Overseas Variable Fund

      Please take notice that a Special  Meeting of  Shareholders  (the "Special
Meeting") of SoGen Overseas Variable Fund (the "Fund"), a series of SoGen Variable Funds, Inc. (the "Company"), is to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on December 22, 1999 at 3:00 p.m., Eastern time, for the following purposes:

(1)       To approve a new advisory agreement;

(2)       To elect Directors; and

(3) To ratify or reject the selection of KPMG LLP as the independent accountants for the Fund for the Fund's current fiscal year.

      The appointed proxies may also vote on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

      Holders of record of shares of common stock of the Fund at the close of business on October 29, 1999 are entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

      In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which have been voted in favor of the proposal and will vote against any such adjournment those proxies which have been voted against the proposal.

                                    By Order of the Board of Directors,
                                Philip J. Bafundo
                                    Secretary
November [     ], 1999


------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. You may also submit your vote on the proposal by telephone, facsimile, or over the Internet (www.proxyvote.com). To vote via telephone, please call [(800) 690-6903]. Your proxy may be sent by facsimile by dialing [(800) ] between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.
------------------------------------------------------------------------------




                          SOGEN VARIABLE FUNDS, INC.


                         1221 Avenue of the Americas
                           New York, New York 10020



                               PROXY STATEMENT

                ----------------------------------------------

General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SoGen Variable Funds, Inc. (the "Company"), on behalf of SoGen Overseas Variable Fund (the "Fund"), for use at a Special Meeting of Shareholders, to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Fund, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on December 22, 1999 at 3:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Special Meeting"). (In the descriptions of the proposals below, the word "fund" is sometimes used to mean an investment company or a series thereof in general, and not the Fund whose proxy statement this is.)

      This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about November [ ], 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company at its principal executive offices at 1221 Avenue of the Americas, New York, New York 10020), facsimile, telephone, via the Internet, or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR approval of each proposal as described in the Proxy Statement, and FOR the election of Directors.

      The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against the adjournment those proxies to be voted against the proposal. If no shareholder entitled to vote is present in person or by proxy, any officer present to preside or act at the Special Meeting as Secretary may also adjourn the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted. Abstentions will have the effect of a "no" vote on all proposals.

      Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Proposals 2 and 3 each requires the approval of a majority of shares voted at the Special Meeting subject to there being a quorum for the transaction of business.

      Holders of record of the shares of common stock of the Fund at the close of business on October 29, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of October 29, 1999, the Fund had _____________ shares outstanding.

      All shares were owned of record by sub-accounts of separate accounts ("Separate Accounts") of life insurance companies (the "Participating Insurance Companies") established to fund benefits under variable annuity contracts and variable life insurance policies issued by the Participating Insurance Companies. The Participating Insurance Companies are Continental Assurance Company, Valley Forge Life Insurance Company, and IL Annuity And Insurance Company.

      The Participating Insurance Companies are mailing copies of this proxy material to the holders of these contracts and policies who, by completing and signing the accompanying proxy cards, will instruct the Separate Accounts how they wish the shares of the Fund to be voted. The Separate Accounts will vote shares of the Fund as instructed on the proxy cards by their contract or policy holders. If no instructions are specified on a proxy returned by a contract or policy holder, the Separate Accounts will vote the shares of the Fund represented thereby "FOR" the proposal. The Separate Accounts intend to vote shares for which no proxies are returned in the same proportions as the shares for which instructions are received.

      [As of October 29, 1999, the Directors and officers of the Company as a group owned less than 1% of the shares of the Company. The Company knows of no person who beneficially owns more than 5% of the capital stock of the Company.]

      The information contained in this Proxy Statement relating to Arnhold and S. Bleichroeder, Inc. ("A&SB") and its wholly owned subsidiary, Arnhold and S. Bleichroeder Advisers, Inc. ("A&SB Advisers") has been provided by A&SB.

      The Company provides to all shareholders of the Fund periodic reports of the Fund which highlight relevant information including investment results and a review of portfolio changes. You may request a copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling (800) [ ] or writing the Fund, at 1221 Avenue of the Americas, New York, New York 10020.

                         PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT ADVISORY AGREEMENT

Introduction

      SGAM Corp. acts as the investment adviser for the Fund pursuant to an Investment Advisory Contract dated August 16, 1996 (the "Current Advisory Agreement").

      On October 8, 1999, Societe Generale Asset Management, S.A. ("SGAM S.A."), the holder of all the outstanding shares of Class A common stock of SGAM Corp., entered into a stock purchase agreement (the "Purchase Agreement") with A&SB providing for the sale to A&SB of all the outstanding shares of Class A common stock of SGAM Corp. Jean-Marie Eveillard, the president, director and holder of all the outstanding shares of Class B common stock of SGAM Corp. also entered into a stock purchase agreement dated October 8, 1999 with A&SB providing for the eventual sale to A&SB in three installments over approximately seven years of all of the outstanding shares of Class B common stock of SGAM Corp. (the "Acquisition").

      The Purchase Agreement contemplates that the Fund will enter into a new advisory agreement with A&SB Advisers, which is a wholly owned subsidiary of A&SB, and will enter into an underwriting agreement and a Rule 12b-1 distribution plan with A&SB. The proposed agreements are substantially identical to the current agreements of the Company with SGAM Corp. No increase is proposed in the annual fee rates payable by the Fund.

      A&SB traces its history to the founding of S. Bleichroeder in 1803 in Berlin and the founding of Gebr. Arnhold in 1864 in Dresden. In 1937, the firm's activities were moved to New York City. A&SB offers asset management services, trading in U.S. and international securities, institutional brokerage, institutional and retail research, advice on mergers and acquisitions and other corporate finance matters, global securities clearance services and fund administration. The firm manages over $4.1 billion of domestic and international equity assets. A&SB Advisers is a wholly owned subsidiary of A&SB and serves as the investment adviser to the First Eagle Funds, a registered investment company, which includes First Eagle Fund of America and First Eagle International Fund.

      Consummation of the Acquisition would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Advisory Agreement with SGAM Corp. As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Acquisition, a new advisory agreement (the "New Advisory Agreement") between A&SB Advisers and the Company, on behalf of the Fund, is being proposed for approval by shareholders of the Fund. A copy of the form of the New Advisory Agreement is attached hereto as Exhibit A. THE NEW ADVISORY AGREEMENT FOR THE FUND IS IN ALL MATERIAL RESPECTS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT. The material terms of the Current Advisory Agreement are described under "Description of the Current and New Advisory Agreements," below.

      After the Acquisition, SGAM Corp. will be a wholly owned subsidiary of A&SB. To permit A&SB to realize certain operational efficiencies, the Board of Directors of the Fund has agreed that A&SB Advisers should serve as the new investment adviser for the Fund. Messrs. Jean-Marie Eveillard and Charles de Vaulx will serve as portfolio managers for the Fund and have entered into employment agreements with A&SB for an initial term of five years, effective as of the closing date of the proposed Acquisition, and will become officers of A&SB. Mr. Jean-Marie Eveillard will continue to be primarily responsible for the day-to-day management of the Fund.

The Acquisition

      SGAM S.A. began discussions in mid-1999 regarding the sale of SGAM Corp. to A&SB. SGAM S.A.'s principal goal in considering the proposed sale of SGAM  Corp.  was to shift its  focus  and  resources  to  providing  global institutional asset management services. Discussions culminated in the execution of the Purchase Agreement on October 8, 1999.

      SGAM S.A., the holder of all of the outstanding shares of Class A common stock of SGAM Corp., the investment adviser for the Fund, entered into the Purchase Agreement with A&SB providing for a sale to A&SB of all of the outstanding shares of Class A common stock of SGAM Corp. Jean-Marie Eveillard, the president, director and holder of all the outstanding shares of Class B common stock of SGAM Corp., also entered into a stock purchase agreement with A&SB providing for the eventual sale to A&SB in three installments over approximately seven years of all of the outstanding shares of Class B common stock of SGAM Corp. The Class A shares represent 80.1% of the equity of SGAM Corp. and the Class B shares represent the remaining 19.9% of the equity of SGAM Corp.

      The obligation of A&SB to close the Acquisition pursuant to the Purchase Agreement is subject to various conditions and requirements, including obtaining certain approvals by the Board of Directors and Shareholders of the Fund. The Board of Directors has approved the New Advisory Agreement, an underwriting agreement and a new Rule 12b-1 Plan with A&SB, and has also nominated an expanded Board of Directors and approved changing the name of the Fund. The Shareholders are now being asked to approve the New Advisory Agreement and to elect the expanded Board of Directors. Approval of these items by the shareholders is necessary for the Acquisition to take place.

      In addition, Jean-Marie Eveillard and Charles de Vaulx have entered into employment agreements with A&SB for initial terms of five years that are effective upon the closing of the Acquisition. The agreements each provide that the employee's responsibilities shall be commensurate with his respective responsibilities prior to the closing of the Acquisition and that he will hold such positions to which he may be elected or appointed during the terms of the agreement. Each agreement also provides for salary and annual incentive compensation, certain benefits and covenants not to compete.

      A&SB has agreed to bear the costs to the Fund of the Acquisition, including, but not limited to, the cost of preparing, printing and mailing the proxy materials for the meeting of the Shareholders.

The SoGen Name

      The Purchase Agreement provides that A&SB and the Fund can continue to use the "SoGen" name only in connection with the name of the Fund for a period not to exceed eighteen months after the closing of the Acquisition. A&SB proposed to the Board of Directors that the Fund incorporate the "First Eagle" name. Pursuant to Maryland law, the Board of Directors may change the name of SoGen Variable Funds, Inc. The Board of Directors agreed that if the Shareholders of the Company approve the New Advisory Agreement with A&SB Advisers, then the name of "SoGen Variable Funds, Inc." will be changed to "First Eagle SoGen Variable Funds, Inc.," effective upon the closing of the Acquisition. The name change would serve to associate the Fund more closely with A&SB and A&SB Advisers, which manage and distribute investment companies under the "First Eagle" name. Subject to the restrictions contained in the Purchase Agreement, A&SB and the Board of Directors agreed that the "SoGen" name should be used for as long as possible and to provide a smooth transition to the "First Eagle" name. The new name of "SoGen Overseas Variable Fund" will be "First Eagle Sogen Overseas Variable Fund." The name changes are not intended to reflect any changes in the investment objective or policies of the Fund, which will remain the same as before the Acquisition.

Description of the Current and New Advisory Agreements

      Except for the effective date, the terms of New Advisory Agreement are largely identical in all material respects to the terms of the Current Advisory Agreement. The Current Advisory Agreement for the Fund is dated August 16, 1996. The following is a summary of the Current Advisory Agreement and New Advisory Agreement for the Fund.

      The Current Advisory Agreement for the Fund provides that the investment adviser is required to provide the Fund with investment research, advice and supervision, to provide an investment program consistent with the Fund's prospectus and statement of additional information and to assist the officers of the Fund in the general conduct of the investment business of the Fund. The investment adviser is also required to provide office space and clerical assistance to the Fund. The Fund is responsible for paying its own brokerage, legal and auditing expenses, taxes or governmental fees, costs of underwriting, distributing, redeeming and repurchasing its shares, costs of preparing and distributing reports and notices to shareholders, fees and expenses relating to distributions and dividends, and transfer agent and custodian expenses.

      The Current Advisory Agreement anticipates that the investment adviser may provide similar services to other accounts and may aggregate similar trades for the Fund and other clients of the investment adviser. The investment adviser is not liable under the Agreement for errors of judgment or mistakes of law or for any loss suffered by the Fund related to the Agreement, except for losses resulting from the adviser's willful misfeasance, bad faith or gross negligence or reckless disregard for its duties under the Agreement.

      The Current Advisory Agreement is subject to annual review and continuance in accordance with the 1940 Act, and may be terminated by the investment adviser or the Fund without penalty on 60 days' written notice. The Current Advisory Agreement automatically terminates upon "assignment" as defined in the 1940 Act. Unless sooner terminated, the New Advisory Agreement continues in effect with regard to the Fund for an initial term ending two years from the date of the consummation of the Acquisition, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board, and, in either event, by a vote of a majority of the Directors who are not "interested persons," cast in person at a meeting called for such purpose.

      As compensation for its services, the investment adviser receives an investment management fee payable monthly from the Fund at the annual rate of 0.75% of the average daily value of the Fund's net assets during the month.

      The proposed New Advisory Agreement between SoGen Variable Funds, Inc. and A&SB Advisers contains basically the same provisions as the Current Advisory Agreement. The fee payable to A&SB Advisers is at the same annual rate. A copy of the New Advisory Agreement is attached hereto as Exhibit A.

      For the fiscal year ended March 31, 1999, the Fund paid investment advisory fees in the amount of $_____________. For the fiscal year ending March 31, 1998, the Fund paid investment advisory fees in the amount of $________________. For the fiscal year ending March 31, 1997, the Fund paid investment advisory fees to SGAM Corp. in the amount of $______________.

Information Concerning A&SB Advisers

      A&SB Advisers is registered with the SEC as an investment adviser. A&SB Advisers currently serves as the investment adviser to the First Eagle Fund of America and the First Eagle International Fund, each a separate Series of the First Eagle Funds, a Delaware business trust that is registered as an open-end investment company with the SEC. The investment management fees for First Eagle Fund of America and the First Eagle International Fund are paid on a monthly basis at the annual rate of 1% on the average daily value of the net assets of First Eagle Fund of America and the First Eagle International Fund. A&SB
Advisers is a wholly owned subsidiary of A&SB which is registered as a broker-dealer and an investment adviser with the SEC. The address of A&SB, A&SB Advisers and the officers of A&SB Advisers listed below is 1345 Avenue of the Americas, New York, NY 10105. The following is a list of the names of the directors and executive officers of A&SB Advisers. None of these individuals currently holds any positions with the Fund.

Name and Position with A&SB Advisers         Other Principal Positions

Henry H. Arnhold                      Co-Chairman  of the Board,  Arnhold  and
Director                              S.   Bleichroeder,    Inc.;    Director,
                                      Arnhold  and  S.   Bleichroeder  UK  Ltd.;
                                      Director, ASB Securities,  Inc.; Director,
                                      Aquila  International Fund Ltd.;  Trustee,
                                      The New School for  Social  Research;  and
                                      Director, Conservation International.

John P. Arnhold                       Co-President  and Director,  Arnhold and
Co-President and Director             S. Bleichroeder,  Inc.; President, Chief
                                      Executive  Officer and  Director,  Arnhold
                                      and S. Bleichroeder UK Ltd.;  Co-President
                                      and  Director,   ASB   Securities,   Inc.;
                                      Co-President  and  Trustee,   First  Eagle
                                      Funds; Director, Aquila International Fund
                                      Ltd.; and President, Worldvest, Inc.

Stanford S. Warshawsky                Co-President,  Secretary  and  Director,
Co-President and Director             Arnhold  and  S.   Bleichroeder,   Inc.;
                                      Chairman  and  Director,  Arnhold and S.
                                      Bleichroeder UK Ltd.;  Co-President  and
                                      Director,    ASB    Securities,    Inc.;
                                      Chairman   and   Trustee,   First  Eagle
                                      Funds;     Director,     German-American
                                      Chamber of Commerce.

Stephen M. Kellen                     Co-Chairman  of the Board,  Arnhold  and
Director                              S.   Bleichroeder,    Inc.;    Director,
                                      Arnhold  and S.  Bleichroeder  UK  Ltd.;
                                      Director    ASB    Securities,     Inc.;
                                      Director,  The  Carnegie  Hall  Society;
                                      Trustees   Council   of   The   National
                                      Gallery    of    Art;    and    Trustee,
                                      WNET/Thirteen.

Gary L. Fuhrman                       Senior  Vice   President  and  Director,
Director                              Arnhold  and  S.   Bleichroeder,   Inc.;
                                      Director,  Arnhold  and S.  Bleichroeder
                                      UK Ltd.; Director, ASB Securities, Inc.

Robert Miller                         Senior  Vice  President,  Arnhold and S.
Secretary and Treasurer               Bleichroeder,  Inc.;  Director,  Arnhold
                                      and  S.   Bleichroeder   UK  Ltd.;   and
                                      Treasurer and Chief Accounting  Officer,
                                      First Eagle Funds.

Robert Bruno                          Senior  Vice  President,  Arnhold and S.
Vice President                        Bleichroeder,  Inc.;  Vice President and
                                      Secretary, First Eagle Funds; and prior to
                                      1997,   President   and  Chief   Operating
                                      Officer,  Coelho Associates LLC and Senior
                                      Vice  President  and Chief  Administrative
                                      Officer,   Schroeder  Wertheim  Investment
                                      Services, Inc.

Ronald A. Bendelius                   Senior  Vice  President,  Arnhold and S.
Vice President                        Bleichroeder, Inc.

William P. Casciani                   Senior  Vice  President,  Arnhold and S.
Vice President                        Bleichroeder,  Inc.;  Vice President and
                                      Secretary,  ASB  Securities,  Inc.;  and
                                      Senior  Executive  Officer,  Arnhold and
                                      S. Bleichroeder UK Ltd.

Michael Klemballa                     Senior  Vice  President,  Arnhold and S.
Vice President                        Bleichroeder,  Inc.; and Vice President,
                                      ASB Securities, Inc.

Allan Langmam                         Senior  Vice  President,  Treasurer  and
Vice President                        Director,  Arnhold and S.  Bleichroeder,
                                      Inc.;  and Vice President and Treasurer,
                                      ASB Securities, Inc.

Vincent Viglione                      Senior  Vice  President,  Arnhold and S.
Vice President                        Bleichroeder, Inc.

      A&SB owns all the shares of A&SB Advisers, Inc. On October 20, 1999, the Board of Directors approved an underwriting agreement between the Company and A&SB to be effective with the closing of the Acquisition, so that A&SB could serve as the distributor for the Fund shares and agreed that A&SB could act from time to time as the broker-dealer for the Fund in executing portfolio transactions, subject to the requirements of Rule 17e-1 under the 1940 Act.

Board of Directors Recommendation

      On October 20, 1999, the Board of Directors of the Company, including a majority of the Directors who are not parties to the proposed agreement or "interested persons" (as defined under the 1940 Act) of any such party (the "Independent Directors"), voted to approve the New Advisory Agreement on behalf of the Fund and to recommend approval of the New Advisory Agreement to the shareholders. The Board's deliberations and the reasons for its recommendation are discussed below.

      The Board of Directors of the Company recommends that the shareholders of the Fund vote in favor of the approval of the New Advisory Agreement.

Board of Directors Evaluation

      Prior to the execution of the Purchase Agreement, representatives of SGAM Corp. advised the Independent Directors of the Fund and their counsel, by means of a telephone conference call, that SGAM S.A. was contemplating selling its interest in SGAM Corp. to A&SB. At that time, and in several subsequent calls, SGAM Corp. representatives described the general proposed terms of the Acquisition and provided preliminary information regarding A&SB.

      On September 24, 1999, at a regularly scheduled Board of Directors meeting, representatives of SGAM Corp. again discussed the proposed Acquisition. In addition, at the behest of SGAM Corp., representatives of A&SB attended the meeting and were introduced to the Board. At that meeting, A&SB representatives presented to the Board a detailed description of the business of A&SB and outlined the perceived benefits of the proposed Acquisition to SGAM Corp. and its investment advisory clients, including the Fund.

      On October 8, 1999, representatives of SGAM Corp. advised the Independent Directors of the Fund that SGAM S.A. had entered into the Purchase Agreement. At that time, representatives of SGAM Corp. described the terms of the Purchase Agreement and reiterated the perceived benefits for SGAM Corp. and for the Fund.

      SGAM Corp. and A&SB subsequently furnished to the Independent Directors additional information regarding the proposed Acquisition, including a copy of the Purchase Agreement in the form executed and information regarding A&SB. In addition, the Independent Directors specifically requested detailed information from SGAM Corp. and A&SB about the proposed Acquisition, the anticipated impact of the transaction on the Fund and its shareholders, and the plans of A&SB regarding the future of the Fund. In a series of conference calls and in-person meetings, the Independent Directors discussed the information provided in response to their questions among themselves and with representatives of SGAM Corp. and A&SB. They were assisted in their review of this information by their independent legal counsel.

      The Board was advised that SGAM S.A. and Jean-Marie Eveillard intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to a fund or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive an amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the fund must not be "interested persons" of the fund's investment adviser or its predecessor adviser. Upon consummation of the Acquisition, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Directors," would be in compliance with this condition. Second, an "unfair burden" must not be imposed upon the fund as a result of the transaction. The term "unfair burden" means any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund (other than bona fide ordinary compensation as principal underwriter for the fund). No such compensation arrangements are contemplated in connection with the Acquisition. A&SB has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's shareholders as well as other fees and expenses in connection with the Acquisition, including the fees and expenses of legal counsel to the Fund and the Independent Directors.

      The Independent Directors sought assurances from A&SB that there would be no diminution in the level of services provided to the Fund after the Acquisition. A&SB responded that the level of services provided to the Fund after the Acquisition would in no way be diminished and, as evidence of this, noted that (i) each of Jean-Marie Eveillard and Charles de Vaulx, who hold senior positions in the management of the Fund, had each entered into a long-term employment contract with A&SB effective with the closing of the Acquisition, (ii) there will be substantial continuity of employment of the other key persons on the current portfolio management team of the Fund, and
(iii) in managing and administering the Fund, these persons will have access to the resources of A&SB and its affiliates.

      In addition to these areas of inquiry, the Board reviewed the terms of the New Advisory Agreement. After discussion, the Board concluded that the services to be provided and the obligations of the Company and A&SB Advisers under the New Advisory Agreement were not materially different than those under the Current Advisory Agreement.

      The Board, including the Independent Directors, approved the New Advisory Agreement at a meeting held on October 20, 1999.

The Board believes that the Acquisition is consistent with the best interests of the shareholders of the Fund and recommends that the shareholders of the Fund vote "FOR" the approval of the New Advisory Agreement.

Required Vote

      Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as described above. The Board recommends that the shareholders vote in favor of Proposal 1.

                      PROPOSAL 2: ELECTION OF DIRECTORS

      Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the 10 nominees listed below as Nominees for Director of the Company. All nominees have agreed to stand for election and to serve if elected. If any such nominee should be unable to serve (an event not now anticipated), the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. In the event that the proposed Acquisition does not, for any reason, occur, the current Directors of the Company will continue to serve in such capacity and constitute the complete Board.

      Pursuant to the requirements of the Purchase Agreement and in reliance upon Section 15(f) of the 1940 Act, at least 75% of the Board must consist of persons who are not interested persons of either SGAM Corp. or A&SB Advisers for at least three years after the Acquisition. At a meeting held on October 20, 1999, the Independent Directors, acting as the Fund's nominating committee, determined that Mr. John P. Arnhold and Mr. Stanford Warshawsky, Co-Presidents and Directors of A&SB and of A&SB Advisers, should be nominated as "interested" Directors of the Company. In addition, the Independent Directors met with the Independent Trustees of the First Eagle Funds, a registered investment company with two series that is managed by A&SB Advisers. The Independent Directors have proposed and nominated for election by the Shareholders those individuals who are currently serving as Independent Trustees of the First Eagle Funds. [Insert language regarding nomination of additional 2 disinterested directors by the Independent Directors.]

Information Concerning Nominees

      The following table sets forth certain information concerning each of the nominees for Director of the Company. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Name (Age)                     Principal Occupation or Employment and Directorships


*John P. Arnhold (45)          Co-President and Director, Arnhold and S.
1345   Avenue  of  the         Bleichroeder Advisers, Inc.; Co-President and
Americas,   New  York,         Director, Arnhold and S. Bleichroeder, Inc.;
NY 10105                       President and Director, Arnhold and S. Bleichroeder
                               UK Ltd.;   Co-President and Director, ASB Securities,
                               Inc.; Director, Aquila International Fund, Ltd.;
                               President, Worldvest, Inc.; Co-President and Trustee,
                               First Eagle Funds.

Candace  K.   Beinecke         Managing Partner, Hughes Hubbard & Reed; Director,
(52)                           Jacob's Pillow Dance Festival, Inc., Historic
One    Battery    Park         Preservation Projects, Inc. and Merce Cunningham
Plaza,  New  York,  NY         Dance Foundation, Inc.; Trustee, First Eagle Funds.
10004

Edwin J. Ehrlich (68)          President, Ehrlich Capital Management; Director,
2976    Lonni    Lane,         Pension Fund Trusts--ITT Corp.; Advisory Board Member,
Merrick, NY 11566              Emerging World Investors Limited; Trustee, First
                               Eagle Funds.

Robert J. Gellert (68)         Manager, United Continental Corporation; General
122 East 42nd  Street,         Partner, Windcrest Partners; Trustee, First Eagle
New York, NY 10168             Funds.

James E. Jordan (54)           Private  investor;  Consultant  to The Jordan  Company
767 Fifth Avenue,              (private  investment  banking  company);  until June
New York, NY 10153             1997, President and chief investment officer of The
                               William Penn Company (a registered investment
                               adviser); Director, Leucadia National Corporation,
                               Empire Insurance Company and J.Z. Equity Partners,
                               Plc.  (a British investment trust company); Director,
                               School of International and Public Affairs of
                               Columbia University; and Vice Chairman, New York
                               State Board of The Nature Conservancy; Trustee, First
                               Eagle Funds.

William M. Kelly (55)          Manager, Lingold Association; Independent General
40 Wall Street,  Suite         Partner, ML Venture Partners I, L.P. and ML Venture
4201,   New  York,  NY         Partners II, L.P.; Trustee, New York Foundation;
10005                          Treasurer and Trustee, Black Rock Forest
                               Conservation; Trustee, First Eagle Funds.

Fred J. Meyer (68)             Vice Chairman of Omnicom Group, Inc. since 1998; and
437  Madison   Avenue,         prior thereto, Chief Financial Officer; Director,
New York, NY 10022             Novartis Corporation; Zurich-American Insurance Cos
                               and Medialink, Inc.; Trustee, National Park Trust;
                               Director, SoGen Funds, Inc. since [     ] and of
                               SoGen Variable Funds, Inc. since [      ].

Dominique     Raillard         President of Act 2 International (consulting) since
(60)                           July 1995.  Executive Vice President of Promodes
15,          boulevard         (consumer products) - U.S. Companies Division from
Delessert                      prior to 1994 to 1995; Director of SoGen Funds, Inc.
75016 Paris France             since [      ] and of SoGen Variable Funds, Inc.
                               since [      ].

Nathan Snyder (64)             Independent Consultant; Director of SoGen Funds, Inc.
163    Parish     Road         since [      ] and of SoGen Variable Funds, Inc.
South, New Cannan,  CT         since [      ].
06840

*Stanford S.                   Co-President, Secretary and Director, Arnhold and S.
Warshawsky (62)                Bleichroeder, Inc.; Co-President and Director,
1345   Avenue  of  the         Arnhold and S. Bleichroeder Advisers, Inc.; Chairman
Americas,   New  York,         and Director, Arnhold and S. Bleichroeder UK Ltd.;
NY 10105                       Co-President and Director, ASB Securities, Inc.;
                               Director, German-American Chamber of Commerce;
                               Chairman and Trustee, First Eagle Funds.

----------------------------
*Interested person of the Fund as defined in the 1940 Act because of their positions with A&SB or A&SB Advisers.

      The table below sets forth the number of shares of the Fund owned directly or beneficially by the nominees to the Board of Directors (as well as any existing Directors) as of October 29, 1999.(1) Nominees or Directors who do not own any shares have been omitted from the table.

                         Shares   Shares owned by all current
Name         Position    owned    Directors and Officers as a
                                  Group






(1) The information as to beneficial ownership is based on statements furnished to the Company by each Director and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Director's and nominee's individual share holdings of the Fund constitutes less than 1/4 of 1% of the shares outstanding of the Fund.

Responsibilities of the Board - Board and Committee Meetings

      The Board is responsible for the general oversight of the business of the Fund. A majority of the members of both the current and proposed Boards are not "interested" persons of the Fund, within the meaning of the 1940 Act. These Independent Directors have primary responsibility for assuring that the Fund is managed in a manner consistent with the best interests of its shareholders.

      The Board of Directors meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with applicable regulatory requirements. At least annually, the Independent Directors review the fees paid to the Fund's investment adviser and its affiliates for investment advisory services and other administrative and shareholder services. In connection with this review, the Directors evaluate the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by SGAM Corp. and its affiliates, and comparative information regarding fees and expenses of competitive funds (among other things). They are assisted in this process by the Fund's independent public accountants (see Proposal 3 below) and by independent legal counsel selected by the Independent Directors.

      During the calendar year ended December 31, 1998, the Board of Directors met [ ] times.

      Audit Committee

      The Board has an Audit Committee consisting solely of the Independent Directors. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

      During the calendar year ended December 31, 1998, the Audit Committee met [four] times.

Executive Officers

      The following persons are currently Executive Officers of the Company:

                                       Present Office with the Company
Name (Age)          Principal              (year first became an officer)
                    Occupation

Jean-Marie          [Executive Vice    President and Director ([           ])
Eveillard (59)      President] of
                    SGAM Corp.

Philip J. Bafundo   Secretary and      Vice President, Secretary, and Treasurer
(36)                Treasurer of SGAM  ([          ])
                    Corp.

Edwin S. Olsen (59) Vice President of  Vice President ([          ])
                    [SGAM Corp.]

Elizabeth Tobin     Senior Vice        Vice President ([          ])
(45)                President, SGAM
                    Corp.
                                       Vice President ([          ])
Charles de Vaulx    Senior Vice
(37)                President, SGAM
                    Corp.


Compensation of Directors and Officers

      The Company pays each of its Independent Directors an annual Director's fee of $6,000 plus a fee of $1,000 for each Board and committee meeting attended and compensates him or her for expenses related to Company business. During the fiscal year ended March 31, 1999, the Board met more frequently than normally due to organizational issues not in the ordinary course of business and accordingly the fees paid to the Directors for the year were higher that those typically paid.

      SGAM Corp. supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Company and receives a management fee for its services. Several of the Company's officers and Directors are also officers, directors, employees or shareholders of SGAM Corp. and participate in the fees paid to that firm[, although the Company makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings]. The Company does not provide any compensation in the form of pension or retirement benefits to any of the Directors.

      The following Compensation Table provides in tabular form the following data:

      Column (1) All Directors who receive compensation from the Company.

      Column (2) Aggregate compensation received by each Director during the fiscal year ended March 31, 1999. The number in parentheses indicates the total number of boards in the fund complex on which the Director served as of March 31, 1999.

                                                      Total Compensation
                              Aggregate Compensation  from the Company
Name of Person, Position            from the Company        and Fund Complex

Fred J. Meyer, Director       [$          ]           [$          ](2)
Dominique Raillard, Director        [$          ]           [$          ](2)
Nathan Snyder, Director       [$          ]           [$          ](2)

Required Vote

      Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Board recommends that the shareholders vote in favor of each of the nominees listed in this Proposal 2.

                    PROPOSAL 3: RATIFICATION OR REJECTION
                 OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Independent Directors, has selected KPMG LLP to act as independent accountants for the Company for the Company's current fiscal year ending March 31, 2000. KPMG LLP are independent accountants and have advised the Company that they have no direct financial interest or material indirect financial interest in the Company. One or more representatives of KPMG LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

Required Vote

      Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Board recommends that the shareholders vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

General

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by A&SB (and not by the Company or the
Fund),  including  any  additional  solicitation  made by letter,  telephone  or telegraph. [In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of SGAM Corp. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.]

      MacKenzie Partners, Incorporated ("MacKenzie") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of MacKenzie if their vote has not yet been received. Authorization to permit MacKenzie to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $[ ] and, as stated above, will not be borne by the Fund or the Company.

      In all cases where a telephonic proxy is solicited, the MacKenzie representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to MacKenzie, then the MacKenzie representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The MacKenzie representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. MacKenzie will record the shareholder's instructions on the card. Within 72 hours, MacKenzie will send the shareholder a letter or mailgram to confirm his or her vote and asking the shareholder to call MacKenzie immediately if his or her instructions are not correctly reflected in the confirmation.

      If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact MacKenzie toll-free at (800) [ ]. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

Proposals of Shareholders

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020, within a reasonable time before the solicitation of proxies for such meeting. Pursuant to its bylaws, the Company does not generally, and has no present intention to, hold annual meetings of shareholders. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting

      The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Philip J. Bafundo
Secretary

                                                                   Exhibit A

                    FIRST EAGLE SOGEN VARIABLE FUNDS, INC.
                    1221 Avenue of the Americas, 8th Floor
                           New York, New York 10020


                                                             December __, 1999

Arnhold and S. Bleichroeder Advisers, Inc.
1345 Avenue of the Americas
New York, New York 10105

                         Investment Advisory Contract

Dear Sirs:

      First Eagle SoGen Variable Funds, Inc., (the "Company"), a Maryland corporation consisting of one portfolio, First Eagle SoGen Overseas Variable Fund (the "Fund"), is engaged in the business of an investment company. The Company's Board of Directors has selected you to act as the investment adviser of the Company, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

      1. Delivery of Corporate Documents. The Company has furnished you with copies properly certified or authenticated of each of the following:

      (a)   Articles of Incorporation of the Company.

      (b) By-Laws of the Company as in effect on the date hereof.

      (c) Resolutions of the Board of Directors of the Company selecting you as investment adviser and approving the form of this Agreement.

The Company will furnish you from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

      2. Advisory Services. You will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company's Portfolio consistent with the Fund's investment objective, policies and restrictions set forth in the Company's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement") , and the current prospectus and statement of additional information included therein (the "Prospectus"). You will recommend what securities shall be purchased for the Fund, what portfolio securities shall be sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to such investment objectives, policies and restrictions and to the provisions of the Company's Articles of Incorporation, By-Laws, Statement of Rules, and the requirements of the Investment Company Act of 1940, as amended (the " 1940 Act"), as each of the same shall be from time to time in effect. You shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Company.

      3. Allocation of Charges and Expenses. You will pay the compensation and expenses of all officers of the Company and will furnish, without expense to the Company, the services of such of your officers and employees as may duly be elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Company's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (It is understood that the foregoing provision does not obligate you to pay for the maintenance of the Company's general ledger and securities cost ledger or for daily pricing of the Company's securities, but that it does obligate you, without expense to the Company, to oversee the provision of such services by the Company's agent.) You will not be required hereunder to pay any expenses of the Company other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, you will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of the Company's shares; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Company's assets.

      4. Compensation of the Adviser. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, you will receive a monthly fee after the last day of each month, in accordance with Schedule A attached hereto.

      If this Agreement is terminated with respect to the Fund as of any day not the last day of a month, the Fund's fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any month, such fee shall be based on the average daily value of the net assets of the Fund in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of the Fund shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Articles of Incorporation of the Company.

      5. Purchase and Sale of Securities. You shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of your affiliates) as you shall deem appropriate in order to carry out the Company's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Directors of the Company may require from time to time. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with you, you shall comply with all applicable provisions of the 1940 Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and
Section 206 of the Investment Advisers Act and the rules and regulations thereunder.

      Nothing herein shall prohibit the Board of Directors of the Company from approving the payment by the Company of additional compensation to others for consulting services, supplemental research and security and economic analysis.

            6. Services to Other Accounts. The Company understands that you and your affiliates now act, will continue to act, and may in the future act as investment adviser to fiduciary and other managed accounts, and the Company has no objection to you and your affiliates so acting, provided that whenever the Fund and one or more other accounts advised by you (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, you may place orders for a Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, you may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, you may allocate the traded securities between the Fund and the Managed Accounts in a manner you consider appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors you deem relevant. The Company recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Company understands that the persons employed by you to provide service to the Company in connection with the performance of your duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

      7. Avoidance of Inconsistent Position. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Company, you will act solely as investment counsel for such clients and not in any way on behalf of the Company. In connection with purchases or sales of portfolio securities for the account of the Fund, neither you nor any of your directors, officers or employees will act as a principal.

      8. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

      9. Use of Name. If you cease to act as the Company's investment adviser, or, in any event, if you so request in writing, the Company agrees to take all necessary action to change the name of the Company and the Fund to a name not including the term "First Eagle". You may from time to time make available without charge to the Company for its use such marks or symbols not owned by you, including the logo in the form of a stylized globe or marks or symbols containing the term "First Eagle" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require the Company to cease the use of such mark or symbol at any time.

      10. Duration and Termination of this Agreement. This Agreement shall remain in force until December __, 2001, and from year to year thereafter with respect to the Fund, but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company with respect to the Fund or by vote of a majority of the outstanding voting securities of the Fund. In addition, the Company may not renew or perform this Agreement unless the terms thereof and any renewal thereof have been approved with respect to the Fund by the vote of a majority of directors of the Company who are not interested persons of you or of the Company cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on 60 days' written notice, be terminated with respect to the Fund at any time without the payment of any penalty, by the Board of Directors of the Company, by vote of a majority of the outstanding voting securities of the Company, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph, the definitions contained in
Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

      11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

      12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to you or to the Company at 1221 Avenue of the Americas, 8th Floor, New York, New York 10020.

      13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

      14. Captions; Counterparts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.


                              Yours very truly,

                              FIRST EAGLE SOGEN VARIABLE FUNDS, INC.


                              By:
                                    Name:
                                    Title:

The foregoing Agreement is hereby accepted.

ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.


By:
Name:
Title:

                                  SCHEDULE A

                    FIRST EAGLE SOGEN VARIABLE FUNDS, INC.

Pursuant to Section 4 of the investment advisory agreement between the First Eagle SoGen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. ("A&SB Advisers"), the parties agree that A&SB Advisers shall be paid on a monthly basis an investment advisory fee at the annual rate for the Fund as set forth below:

First Eagle SoGen Overseas Variable Fund:       0.75  of  1%  of  the  average
daily value of the
                                          First  Eagle SoGen  Overseas  Fund's
net
                                          assets


IN WITNESS WHEREOF, the undersigned have approved this schedule effective as of the ___ day of ____________, 1999.

                     FIRST EAGLE SOGEN VARIABLE FUNDS, INC.


                        By:
                        Name:
                        Title:



                        ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.


                        By:
                        Name:
                        Title:

                          SOGEN VARIABLE FUNDS, INC.

                                 PROXY PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             Special Meeting of Shareholders - December 22, 1999

      The undersigned hereby appoints Jean-Marie Eveillard and Philip J. Bafundo, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Sogen Overseas Variable Fund (the "Fund"), a series of SoGen Variable Funds, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 22, 1999 at 3:00 p.m., and at any adjournments and postponements thereof (the "Special Meeting").

  Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

      The Directors of the Company recommend that you vote FOR the proposal set forth below.

1. To approve a new advisory agreement between Arnhold and S. Bleichroeder Advisers, Inc. and the Company on behalf of the Fund.

             [  ] FOR              [  ] AGAINST        [   ] ABSTAIN

2.    To elect Directors.

      John P. Arnhold         Candace K. Beinecke     Edwin J. Ehrlich
      Robert J. Gellert       James. E. Jordan        William M. Kelly
      Fred J. Meyer           Dominique Raillard      Nathan Snyder
      Stanford S. Warshawsky

      To withhold authority to vote for any individual nominee, strike through that nominee's name as listed above.

         [   ] FOR all nominees  [   ] WITHHOLD   [   ] ABSTAIN
               listed in the proxy     AUTHORITY to
               statement (except as    vote for all
               marked to the contrary  nominees listed in
               above).                 the Proxy Statement.

3. To ratify the selection of KPMG LLP as the independent accountants for the Fund for the Fund's current fiscal year.

           [   ] FOR              [   ] AGAINST   [   ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the Special Meeting.

          [   ] FOR               [   ] AGAINST  [   ] ABSTAIN

               (Continued and to be signed on the other side.)

(Continued from other side.)

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposal.



                                    Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


                           -----------------------------------------------
                                       (Signature of Shareholder)


                           -----------------------------------------------
                                     (Signature of joint owner, if any)

                                    Dated, ______________________________,
                                    1999

             PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                            NO POSTAGE IS REQUIRED